RLY-2608 Initial Clinical Data Presentation at AACR Annual Meeting April 2023 Exhibit 99.1

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the progress and timing of the clinical development of the programs across our portfolio, including the expected therapeutic benefits of our programs, timing of enrollment completion, and potential efficacy and tolerability; the timing of a clinical data update for RLY-4008, RLY-2608, and RLY-5836, and the clinical initiation of RLY-2139, and the nomination of a development candidate for our ERα degrader program; the possibility that unconfirmed results from these trials will not be confirmed by additional data as our clinical trials progress; the potential of RLY-2608 or RLY-5836 to address a major unmet medical need; expectations regarding our pipeline, operating plan, use of capital, expenses and other financial results; our cash runway projection; the competitive landscape and potential market opportunities for our product candidates; the expected strategic benefits under our collaborations; our ability to successfully establish or maintain collaborations or strategic relationships for our product candidates; expectations regarding current and future interactions with the U.S. Food and Drug Administration (FDA); our ability to manufacture our product candidates in conformity with the FDA’s requirements; the capabilities and development of our DynamoTM platform; our plans to develop, manufacture and commercialize our current product candidates and any future product candidates; and the implementation of our business model and strategic plans for our business, current product candidates and any future product candidates. The words “may,” “might,” “will,” “could,” “would,” “should,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions, or the negative thereof, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks associated with: the impact of global economic uncertainty, geopolitical instability, or public health epidemics or outbreaks of an infectious disease, such as COVID-19, on countries or regions in which we have operations or do business, as well as on the timing and anticipated results of our clinical trials, strategy, future operations and profitability; the delay of any current or planned clinical trials or the development of our drug candidates; the risk that the preliminary results of our preclinical or clinical trials may not be predictive of future or final results in connection with future clinical trials of our product candidates; our ability to successfully demonstrate the safety and efficacy of our drug candidates; the timing and outcome of our planned interactions with regulatory authorities; and obtaining, maintaining and protecting our intellectual property. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners.

Relay Tx – Patient-Driven

New Breed of Biotech

EXPERIMENTATION  COMPUTATION

Clear Focus

Targets & Therapeutic Areas	Validated Targets only	Oncology	Genetic diseases
Modalities	Small molecules	Degraders	Chaperones

~$1B

Cash, cash equivalents and investments as of the end of 4Q 2022

Validated Approach

Clinical

- FGFR2 *RLY-4008*
- PI3Kα^{PAN} *RLY-2608* *RLY-5836*
- SHP2 *GDC-1971*

Pre-clinical

- ERα Degrader
- CDK2 *RLY-2139*
- 5+ Add'l programs

Execution-Focused


Target
Program
Preclinical
Early Clinical
Late Clinical
Annual US Patient #
Breast Cancer[1]
PI3Kα franchise
PI3Kα PAN
RLY-2608
RLY-5836
~10-68K breast cancer
~76-238K all solid tumors
PI3Kα SPECIFIC
H1047R-specific
~4-25K breast cancer
~15-48K all solid tumors
CDK2
RLY-2139
~46K[2]
(Patients receiving CDK4/6i)
Degrader
ERα Degrader
~29-196K[3]
Undisclosed
1 program
To be announced
FGFR2
RLY-4008
Mutant + WT
Breast Cancer
CCA + other
~11-35K[4]
Tumor Agnostic
SHP2
Genentech
GDC-1971
~37-69K[5]
Undisclosed
2 programs
To be announced
GD
Genetic diseases
2 programs
To be announced

© 2023 Relay Therapeutics

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Relay Tx – Dynamo™ Platform Dynamo™ Platform… …is focused on making medicines Modulation Hypothesis Hit Identification Lead Optimization Target Identification Develop-ment Commercial-ization Focus of platform Chemical biology insights Deep structural understanding EXPERIMENTATION Physics-based simulations AI / ML COMPUTATION 1 2 …aims to address selectivity on validated targets 3 Selectivity Efficacy Tolerability Target Inhibition PEOPLE

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical	Annual US Patient #
Breast Cancer[1]	PI3Kα franchise	PI3Kα[PAN]	RLY-2608				~10-68K breast cancer *~76-238K all solid tumors*
			RLY-5836				
		PI3Kα[SPECIFIC]	H1047R-specific				~4-25K breast cancer *~15-48K all solid tumors*
	CDK2	RLY-2139					~46K[2] *(Patients receiving CDK4/6i)*
	Degrader EQRx	ERα Degrader					~29-196K[3]
	Undisclosed	1 program					*To be announced*
Tumor Agnostic	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer			~11-35K[4]
				CCA + other			
	SHP2 Genentech A Member of the Roche Group	GDC-1971					~37-69K[5]
	Undisclosed	2 programs					*To be announced*
GD	Genetic diseases	2 programs					*To be announced*

Note: Unless otherwise indicated, patient #'s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs

1. Unless otherwise indicated, all breast cancer patient numbers refer to HR+/HER2- breast cancer tumors; 2. ~46K HR+/HER2- breast cancer patients expected to receive CDK 4/6 inhibitors in adjuvant setting, first-line setting, and second-line setting in 2023, per Decision Resources Breast Cancer Market Forecast report dated June 2022; 3. HR+/HER2- US late-line breast cancer patients compared to HR+/HER2- US incident breast cancer patients; 4. FGFR2 altered late-line solid tumors compared to comprehensive annual FGFR2 altered incident solid tumors including additional FGFR gene fusions and rearrangements resulting from truncation of the protein at exon 18 and all breast cancer patients with FGFR2 alterations; 5. SHP2 combo only includes KRAS G12C in lung and colorectal, EGFR mutations in lung, and ALK fusions in lung

© 2023 Relay Therapeutics

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Relay Tx – Emerging Breast Cancer Franchise

	Target	Program		Preclinical	Early Clinical	Late Clinical
Breast Cancer	PI3Kα franchise	PI3Kα[PAN]	RLY-2608			
			RLY-5836			
		PI3Kα[SPECIFIC]	H1047R-specific			
	CDK2	RLY-2139				
	Degrader EQRx	ERα Degrader				
	Undisclosed	1 program				
	FGFR2	RLY-4008 – *Mutant + WT*		Breast Cancer		
				CCA + other		
Tumor Agnostic	SHP2 Genentech A Member of the Roche Group	GDC-1971				
	Undisclosed	2 programs				
GD	Genetic diseases	2 programs				

© 2023 Relay Therapeutics
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Breast Cancer – Significant Unmet Need

~196,000 new HR+/HER2- breast cancer cases diagnosed each year in USA

"Early Setting"
(Patients with tumor Stages I-III)

~75% Of patients treated for early-stage disease attain long-term disease-free-survival

Neo-adjuvant → Surgery → Adjuvant Tx

Adjuvant Tx:
- Endocrine Therapy (ET) ± CDK4/6
- Chemo

Metastatic Setting – Significant unmet need

~25% Of patients require treatment in advanced or metastatic setting

~50,000 met HR+/HER2- BC cases/yr in US

First Line Therapy → Second Line Therapy (post CDK4/6)

PFS (mo)



25.3 - 28.2
ET ± CDK4/6



7.3
5.3
1.9 - 2.8
PI3K Path. + ET
CDK4/6 + ET
SERD

	First Line Therapy	Second Line Therapy (post CDK4/6)
PFS (mo)	25-28	1.9-7.3
CBR	78-85%	14-46%
ORR	53-59%	4-23%

Significant need for improved PFS in 2L

Relay Tx BC portfolio aspirational positioning ⟵ Relay Tx BC portfolio planned initial positioning

PFS = Progression Free Survival
CBR = Clinical Benefit Rate
ORR = Objective Response Rate

Figures generated based on publicly available data for both approved and investigational products (alpelisib, ribociclib, elacastrant (investigatonal), fulvestrant (investigatonal), palbociclib, ribociclib, abemaciclib, capivasertib (investigational)).
Sources: SEER, Metastatic Breast Cancer Network (MBCN), Johnston 2019 NPJ Breast Cancer 5:5, Goetz 2017 JCO 35:3638, Rugo 2019 Breast Cancer Res Treat 174:719, Ibrance Label, Finn 2016 N Engl J Med 375:1925, Hortobagyi 2018 Ann Oncol 29:1541, Kisqali label, SABCS 2021 #P1-18-03, SABCS 2022 #GS3-04, ASCO 2022 #LBA1004, Bardia 2022 Cancer Research 82, ASCO 2022 LBA3, ASCO 2022 LBA1001, Wander 2021 J NCCN 24:1, ASCO 2022 #1055, Xi J 2019 J NCCN 17:141

© 2023 Relay Therapeutics
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PI3Kα – A Validated Target with Significant Unrealized Therapeutic Potential PI3Kα mutants Other Kinase Helical PI3Kα regulates glucose homeostasis WT PI3Kα and off-isoform toxicity limit the clinical benefit of alpelisib PI3Ki PI3Kα InsR Insulin Glycogen Glucose Less uptake increases blood glucose Alpelisib, the only FDA-approved PI3Kα inhibitor for solid tumors, is not mutant-selective and disrupts glucose metabolism, causing hyperglycemia AEs frequently leading to treatment discontinuation for alpelisib 65% (37%) 36% (10%) 60% (7%) All Gr (Gr3+) Hyperglycemia Diarrhea Rash AE PI3Kα is the most frequently mutated kinase in solid tumors PI3Kα 14% EGFR ERBB2 6% 6% ALK BRAF 6% 1% % of tumors with alteration ~100K breast cancer patients with PI3Kα mutation in US annually E542X E545X $5.9B $11.7B H1047X ~$7B Total 2022 Revenue: (Global) ~$9B ~$2B *Tafinlar + Mekinist Sources: Internal analysis based on third party industry data; Alpelisib data: SOLAR-1 (long-term follow up): Andre 2021 Ann Oncol 32:208 * ~$3B

PI3Kα – Existing Inhibitors Have Limited Therapeutic Window

Limited Selectivity

Alpelisib and inavolisib are equipotent for WT and mutant PIK3α



Potency (nM)
10
5
0
H1047R
E542K
E545K
WT
H1047R
E542K
E545K
WT
Alpelisib
Inavolisib

Both also retain nM potency against other PI3K isoforms

Limited Tolerability

Compound	All Gr3+ Tox	Hyperglycemia		GI Tox (all Gr)	Rash (all Gr)
		All Gr	Gr3+		
Alpelisib[1-7]	44-78%	33-65%	13-37%	33-60%	20-36%
Inavolisib[8-12]	33-54%	55-70%	5-22%	27-50%	7-27%
Capivasertib[14-18]	21-62%	16-43%	2-20%	64-82%	22-53%

AKT inhibitor

Limited Target Inhibition

Regimen	Interruption	Reduction	Discont.
Alpelisib[6,7]	58%	38%	15%
Alpelisib + fulv[1]	74%	64%	25%
Inavolisib + fulv[8]	41%	18%	2%
Capivasertib+fulv[18]	35%	20%	13%

Alpelisib: Observed coverage (based on IC_{80}) at median dose intensity 9-13hr[7]

Limited Efficacy

Regimen	ORR	CBR	PFS (mo)
Alpelisib Mono Ph 1a[7]	4%	17%	5.5
Alpelisib + fulv Ph 2[4]	19%	46%	7.3
Inavolisib + fulv Ph 1b[13]	19%	48%	7.1
Capivasertib + fulv Ph 3[18]	29%	*NR**	7.3

Data from RP2D of alpelisib, inavolisib, and capivasertib

* NR = Not Recorded

Note: fulv = fulvestrant; all referenced studies are for their patient populations which are analogous to ongoing breast cancer pt populations within RLY-2608 clinical trials; Alpelisib and fulvestrant are FDA approved, inavolisib and capivasertib are in Phase 3 clinical trials

Sources: Alpelisib – 1. SOLAR-1: Andre 2019 N Engl J Med 380:1929, 2. Ph 1b: SABCS 2013 P2-16-14, 3. Ph 1b: SABCS 2014 PD5-5, 4. Ph 2 ByLIEVE: Rugo 2021 Lancet Oncol 22:489, SABCS 2021 #P1-18-03, 5. Ph 1b mono: Annals of Oncol 25 2014 (suppl 4), 6. Ph 2 mono: Savas Cancer Discov 2022 Sep 12:2058, 7. Ph 1a mono: Juric 2018 J Clin Oncol 36:1291 ; Inavolisib – 8. ASCO 2022 #1052 (note: pooled rates across cohorts), 9. SABCS 2020 #PS11-11, 10. AACR 2020 CT109, 11. SABCS 2019 OT1-08-04; 12. SABCS 2019 P1-19-46, 13. SABCS 2021 #P5-17-05; Capivasertib – 14. Ph 1 mono: Banerji 2018 Clin Cancer Res 24:2050, ASCO 2015 #2500; 15. Ph 2 mono: SABCS 2019 P1-19-14; 16. Ph 1 combo: Smyth 2020 Clin Cancer Res 26:3947; 17. Ph 2 FAKTION: ASCO 2022 #1005; 18. Ph 3 CAPItello-291: SABCS 2022 #GS3-04

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2023 Relay Therapeutics

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PI3Kα – Proprietary Insights Unlock Novel Approaches A differentiated understanding of the structure of PI3Kα and its relationship to function equips Relay Tx to design optimal mutant-selective inhibitors of PI3Kα Designed pan-mutant selective PI3Kα inhibitor (PI3KαPAN) Discovered novel allosteric pocket favored in mutant protein Solved first full-length structures of PI3Kα (mutant and wild-type) Mutant PI3Kα

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical
Breast Cancer	PI3Kα Franchise	PI3Kα[PAN]	RLY-2608			
			RLY-5836			
		PI3Kα[SPECIFIC]	H1047R-specific			
	CDK2	RLY-2139				
	Degrader EQRx	ERα Degrader				
	Undisclosed	1 program				
	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer		
Tumor Agnostic				CCA + other		
	SHP2 Genentech A Member of the Roche Group	GDC-1971				
	Undisclosed	2 programs				
GD	Genetic diseases	2 programs				

© 2023 Relay Therapeutics 11

RLY-2608 – Allosteric Mutant Selective PI3Kα Inhibitor

RLY-2608 selectively inhibits mutant PI3Kα


Biochemical IC50
Potency (nM)
50
40
30
20
10
0
H1047R
E542K
E545K
WT
H1047R
E542K
E545K
WT
H1047R
E542K
E545K
WT
Alpelisib
Inavolisib
RLY-2608
Orthosteric
Non-selective
Allosteric
Selective

High selectivity over the kinome and within PI3K family


Protein Kinases
TKL
TK
STE
CK1
AGC
OTHER
CMGC
CAMK
Atypical
A6
ABC1
Alpha
BRD
PDHK
PIKK
RIO
TAF
TIF1
Lipid
Class I PI3K
Class II PI3K
Class III PI3K
Type III PI4K
Type II PI4K
Type I PIP5K
Type II PIP5K
Type III PIP5K
Pathogen
Mutant
ABL1
ALK
BRAF
EGFR
FGFR3
FLT3
KIT
LRRK2
MET
PIK3CA
RET
Kinase Inhibition @ 10 µM
>80% inhibition
20-80% inhibition
< 20 % inhibition

Pazolli M, Discovery and characterization of RLY-2608, the first allosteric, mutant, and isoform-selective inhibitor of PI3Kα. Oral presentation at: AACR-NCI-EORTC Virtual International Conference on Molecular Targets Conference; October 7-10, 2021; Virtual.

© 2023 Relay Therapeutics

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RLY-2608 – Shows Robust Efficacy with Limited Impact on Glucose Homeostasis in Preclinical Models Tumor regression in PI3Kα mouse breast cancer models  Minimal perturbation of insulin levels Pazolli M, Discovery and characterization of RLY-2608, the first allosteric, mutant, and isoform-selective inhibitor of PI3Kα. Oral presentation at: AACR-NCI-EORTC Virtual International Conference on Molecular Targets Conference; October 7-10, 2021; Virtual. 1. This model also carries a second mutation at K567R; 2. HSC2 model; 3. Source: J Clin Oncol 2018 Vol. 36 Issue 13 Pages 1291-1299, SABCS 2019 OT1-08-04 Vehicle Alpelisib 50mg/kg QD Inavolisib 25mg/kg QD RLY-2608 25mg/kg BID RLY-2608 50mg/kg BID RLY-2608 100mg/kg BID Higher doses/exposures lead to increased modulation of pAKT across PIK3CA mutant models Alpelisib & inavolisib increase insulin levels & disrupt glucose homeostasis Not clinically achievable doses of alpelisib & inavolisib3 RLY-2608 –Shows Robust Efficacy with Limited Impact on GlucoseHomeostasis in Preclinical Models Tumor regression in PI3Kαmouse breast cancer models Minimal perturbation of insulin levels H1047R (Kinase mutant) (HCC1954) E545K (Helical mutant) (MDAMB3611) Insulin levels at steady state exposure in tumor-bearing mice2 500 1000 1500 2000 2500 Tumor Volume (Mean  SEM, mm3) 0 10 20 30 40 0 Days of Treatment 100 200 300 400 500 1000 1500 2000 Tumor Volume (Mean  SEM, mm3) 0 10 20 30 40 Days of Treatment 0 5 10 15 20 4 12 4 12 4 12 4 12 4 12 4 12 Time (hr) Insulin levels (ng/mL) Alpelisib& inavolisibincrease insulin levels & disrupt glucose homeostasis Not clinically achievable doses of alpelisib& inavolisib3 Higher doses/exposures lead to increased modulation of pAKTacross PIK3CAmutant models Pazolli M, Discovery and characterization of RLY-2608, the first allosteric, mutant, and isoform-selective inhibitor of PI3Kα. Oral presentation at: AACR-NCI-EORTC Virtual International Conference on Molecular Targets Conference; October 7-10, 2021; Virtual. This model also carries a second mutation at K567R; 2. HSC2 model; 3. Source: J Clin Oncol 2018 Vol. 36 Issue 13 Pages 1291-1299, SABCS 2019 OT1-08-04 © 2023 Relay Therapeutics 13 vehical alpelisib 50mg/kg qd inavolsib 25mg/kg qd rly-2608 25mg/kg bid rly-2608 50mg/kg bid rly-2608 100mg/kg bid relay ® therapeutics

Favorable Target Inhibition Favorable Vehicle RLY-2608 25mg/kg BID RLY-2608 100mg/kg BID RLY-2608 50mg/kg QD Maintains approx. 80% mutant PI3Kα inhibition in mouse model Limited potency against WT PI3Kα and other PI3K isoforms RLY-2608 – First Mutant Selective Inhibitor to Enter the Clinic Potency (nM) Alpelisib Inavolisib RLY-2608 WT Mutant WT Mutant WT Mutant Favorable Selectivity Favorable Efficacy All Data Shown is Preclinical Favorable Favorable Robust tumor regression at tolerable doses in mouse model Vehicle Alpelisib 50mg/kg QD Inavolisib 25mg/kg QD RLY-2608 25mg/kg BID RLY-2608 50mg/kg BID RLY-2608 100mg/kg BID Manageable key toxicities, especially hyperglycemia shown in dog study Favorable Tolerability Favorable Vehicle RLY-2608 10mg/kg BID RLY-2608 50mg/kg BID RLY-2608 20mg/kg BID RLY-2608 –First Mutant Selective Inhibitor to Enter the Clinic All Data Shown is Preclinical Favorable Tolerability Favorable Favorable Efficacy Limited potency against WT PI3Kαand other PI3K isoforms Manageable key toxicities, especially hyperglycemia shown in dog study Robust tumor regression at tolerable doses in mouse model Favorable Target Inhibition Favorable Maintains approx. 80% mutant PI3Kαinhibition in mouse model Potency (nM) 0 10 20 30 40 50 Mutant WT Mutant WT Mutant WT Alpelisib Inavolisib RLY-2608 Glucose levels (mg/dL) 0 50 100 150 200 0 4 8 12 0 4 8 12 0 4 8 12 0 4 8 12 Time (hr) Vehicle RLY-2608 10mg/kg BID RLY-2608 50mg/kg BID RLY-2608 20mg/kg BID % pAKT/tAKT inhibition 0 50 100 150 2 2 4 8 2 4 8 2 4 8 Time post last dose (hr) Vehicle RLY-2608 25mg/kg BID RLY-2608 100mg/kg BID RLY- 2608 50mg/kg QD Vehicle Alpelisib50mg/kg QD Inavolisib25mg/kg QD RLY-2608 25mg/kg BID RLY-2608 50mg/kg BID RLY-2608 100mg/kg BID Tumor volume (mean+- sem, mm3) 0 500 1000 1500 2000 2500 0 10 20 30 40 days of treatment © 2023 Relay Therapeutics relay ® therapeutics

RLY-2608 –Data Disclosure Goals


Part 1: Dose Escalation
Demonstrate clinical proof of mechanism
RP2D
Part 2: Dose Expansion
Establish early efficacy & confirm dose
Part 3: Pivotal Trial
Establish definitive efficacy
Focus of Disclosure
Selectivity
Target Inhibition
Tolerability
Early Signals of Efficacy
Interpretable Efficacy
Focus of AACR 2023 disclosure:
Acute safety and tolerability within context of mutant target inhibition

© 2023 Relay Therapeutics
15

RLY-2608 – Summary of AACR 2023 Data Disclosure

RELAY THERAPEUTICS

RLY-2608 Initial Data Support Selective Targeting of Mutant PI3Kα

Focus of AACR disclosure

Initial Clinical Proof of Mechanism

Selective target inhibition over IC_{80}
- Continuous pAKT inhibition ~80%+ achieved at 400mg BID mono and ≥600mg BID combo with fulvestrant
- Limited observed impact on glucose homeostasis
- No grade 3 hyperglycemia observed[1]

Favorable safety profile at therapeutically active doses
- Low rates of hyperglycemia, rash and diarrhea
- No DLTs and no AEs leading to treatment discontinuation
- 6/7 600mg BID patients remained on treatment for median of ~4 months

Initial anti-tumor activity observed across range of doses
- uPR* observed in a heavily pretreated breast cancer pt (RLY-2608 monoTx)
- 9/16 breast cancer patients[2] exhibit radiographic tumor shrinkage
- Declines in mutant ctDNAs observed
- 19/27 breast cancer pt remained on treatment with mDoE of ~4 months

* Response confirmed after data cut-off

Potential for greater dose intensity

Goal for Expansion Cohorts

- Interpretable Efficacy (CBR, ORR)
- Longer-Term Tolerability

2H 2023: Expansion initiation

DLTs = dose limiting toxicities; 1. per CTCAE v5.0; 2. with measurable disease per RECIST

© 2023 Relay Therapeutics

Preliminary data as of 03/09/2023

16

RLY-2608 –Trial Design

RELAY THERAPEUTICS

Focus of data presented at AACR

	Part 1: Dose Escalation		Part 2: Dose Expansion
RLY-2608 Arm	*PIK3CA*mut adv solid tumors Includes mixed histologies	MTD/RP2D	*PIK3CA*mut advanced solid tumors *(CCOC, HNSCC, Cervical, other[1], double PIK3CA mutants[2])*
RLY-2608 + Fulvestrant Arm	*PIK3CA*mut, HR+/HER2- adv / met breast cancer Includes patients with non-measurable disease	MTD/RP2D	*PIK3CA*mut, HR+, HER2- advanced breast cancer *(with & without prior PI3Kα inhibitor[3])*
RLY-2608 + Fulvestrant + CDK4/6 Arm[4]	*PIK3CA*mut, HR+/HER2- adv / met BC	MTD/RP2D	*PIK3CA*mut, HR+, HER2- advanced breast cancer

1. Excludes PIK3CAmut clear cell OvCA, HNSCC, Cervical cancer, and colorectal patients; 2. Double mutation defined as one major PIK3CA mutation (E542X, E545X, H1047X) + ≥1 additional PIK3CA mutation per local assessment; 3. Patients with previous PI3Kα inhibitor include those with intolerance to PI3Kαi defined as treatment discontinuation due to treatment-related AE (e.g., hyperglycemia, rash, diarrhea, stomatitis) other than severe hypersensitivity reaction and/or life-threatening reactions, such as anaphylaxis and Stevens-Johnson syndrome; 4. RLY-2608 + fulvestrant + CDK4/6 arm expected to be added in a protocol amendment

© 2023 Relay Therapeutics

17

ReDiscover Trial – Interim Part 1 Results

Part 1: Dose Escalations – Bayesian optimal interval design with cohort enrichment
RLY-2608 daily via continuous oral administration

RLY-2608
***PIK3CA*-mutant advanced solid tumors (N=19)**

Start: Dec 2021

- *Ongoing* ⇒
- 400mg BID N=4
- 300mg BID N=3
- 200mg BID N=3
- 400mg QD N=3
- 100mg BID N=1
- 200mg QD N=3
- 50mg BID N=2

Current enrollment focus

RLY-2608 + fulvestrant
***PIK3CA*-mutant, HR+, HER2– advanced / metastatic breast cancer (N=23)**

Start: April 2022

- *Ongoing* ⇒
- 800mg BID N=6 ⇒
- 600mg BID N=7 ⇒
- 400mg BID N=4
- 200mg BID N=3
- 100mg BID N=3

Across both dose escalation cohorts:
- No dose limiting toxicities (DLTs)
- MTD not reached & dose escalation continues
- Cohort enrichment ongoing

© 2023 Relay Therapeutics

Preliminary data as of 03/09/2023
18

ReDiscover Trial – Baseline Demographics and Tumor Genotype RLY-2608 (N=19) RLY-2608 + fulvestrant (N=23) Total (N=42) Age, median (range), years 63 (42-85) 57 (40-83) 60 (40-85) Female, n (%) 11 (58%) 23 (100%) 34 (81%) Ethnicity, % White / Asian / American Indian / Black / Unknown 95% / 0% / 0% / 0% / 5% 78% / 4% / 4% / 4% / 9% 86% / 2% / 2% / 2% / 7% ECOG, n (%) 0 8 (42%) 13 (57%) 21 (50%) 1 11 (58%) 9 (39%) 20 (48%) BMI, kg/m2, median (range) 25 (16-44) 25 (18-38) 25 (16-44) <30, n (%) 14 (74%) 17 (74%) 31 (74%) ≥30, n (%) 5 (26%) 6 (26%) 11 (26%) Prior regimens of therapy in metastatic setting, median (range) 3 (0,12)   1 (1, 12)  2 (0,12) 0 1 (5%) 0 1  (2%) 1 4 (21%) 12 (52%) 16 (38%) 2 2 (11%) 3 (13%) 5 (12%) 3+ 12 (63%) 8 (35%) 20 (48%) Type of prior therapy, n (%) Endocrine therapy + CDK4/6 inhibitor NA 23 (100%) NA Chemotherapy / ADC 12 (63%) 6 (26%) 18 (43%) mTOR / AKT inhibitor 0 4 (17%) 4 (10%) Preliminary data as of 03/09/2023

PIK3CA mutations: 14 Kinase, 22 Helical, 5 double mutations* PIK3CA mutation profile at baseline N=42 * * * * * RLY-2608 Mono RLY-2608 + Fulvestrant Freq. E81K R88Q I112F N345K N345T G364R E453K E542K E545K E545Q Q546K N1044T H1047R Indication ABD C2 Helical Kinase 2% 2% 2% 14% 2% 2% 2% 26% 21% 2% 2% 2% 31% PIK3CA gene function domain Mut * Double mutation defined as one major PIK3CA mutation (E542K, E545X or H1047X) and ≥1 additional PIK3CA mutation. Kinase, Helical, and double mutations are not mutually exclusive Mutation per local assessment Preliminary data as of 03/09/2023 Broad PIK3CA Mutation Landscape Among ReDiscover Patients

RLY-2608 – Favorable PK profile

RLY-2608 C1D15



BID
400mg
300mg
200mg
100mg
50mg
RLY-2608 Plasma Concentration (ng/mL) Mean+SD
10000
8000
6000
4000
2000
0
Exposure associated with efficacy in mouse tumor models
~80% pAKT inhibition (predicted from mouse PK/PD models)
~50% pAKT inhibition
0
2
4
6
8
10
12
Time (h)

RLY-2608 + fulvestrant C1D15



BID
800mg
600mg
400mg
200mg
100mg
RLY-2608 Plasma Concentration (ng/mL) Mean+SD
10000
8000
6000
4000
2000
0
~80% pAKT inhibition (predicted from mouse PK/PD models)
~50% pAKT inhibition
0
2
4
6
8
10
12
Time (h)

Dose-dependent increase in exposure and low peak to trough fluctuations across dose levels
Continuous exposure over IC80 correlates with efficacy in preclinical models*
Constant coverage at IC80 across dosing interval at 400mg BID mono and 600mg and 800mg BID combo

* Fritsch et al Mol Can Therapeutics 2014 13(5) 1117-1129. Piqray - European Medicines Agency Public Assessment Report 28 May 2020

© 2023 Relay Therapeutics

Preliminary data as of 03/09/2023

21

RLY-2608 – Multiple Doses Achieve ~80%+ Target Inhibition at Trough

Patient Plasma Sample*
(Pre-dose)



PIK3CA-mutant cancer cells

Ex-vivo suppression of pAKT in PIK3CA-mutant cancer cells



pAKT Inhibition (%)
100
80
60
40
20
0
0
2000
4000
6000
8000
10000
12000
RLY-2608 Trough Concentration (ng/mL)
80% pAKT inhibition (human)
50% pAKT inhibition
~80%+ pAKT inhibition at trough:
400mg BID mono
600mg & 800mg BID combo

* Plasma samples taken at C1D1, C1D15, C2D1, C3D1, C4D1, then odd cycles starting at C5D1 until end of treatment

© 2023 Relay Therapeutics

Preliminary data as of 03/09/2023

22

Glucose Concentration (mg/dL) Glucose Concentration (mg/dL) RLY-2608 RLY-2608 + Fulvestrant Alpelisib label criteria Grade 3 (250-500 mg/dL) Grade 2  (160-250 mg/dL) Grade 1 (115-160 mg/dL) Grade 3 (250-500 mg/dL) Grade 2  (160-250 mg/dL) Grade 1 (115-160 mg/dL) Alpelisib label criteria No Grade 3 hyperglycemia per CTCAE v5.0 No dose interruptions or dose reductions due to hyperglycemia RLY-2608 – Limited Observed Impact on Glucose Homeostasis Supports Mutant Selective Targeting Across All Doses Preliminary data as of 03/09/2023 * Data represent mean per cohort +/- standard deviation

RLY-2608 – Limited Observed Impact on Glucose Homeostasis Supports Mutant Selective Targeting for Doses Above Target Exposure No Grade 3 hyperglycemia per CTCAE v5.0 No dose interruptions or dose reductions due to hyperglycemia Glucose Concentration (mg/dL) Grade 3 (250-500 mg/dL) Grade 2  (160-250 mg/dL) Grade 1 (115-160 mg/dL) RLY-2608 + Fulvestrant Combination RLY-2608 Alpelisib label criteria Preliminary data as of 03/09/2023 * Data represent mean per cohort +/- standard deviation

RLY-2608 – Anti-tumor Activity: Partial Response per RECIST*

uPR* with -36% tumor reduction per RECIST
Marked regression of multiple liver metastases
No adverse events reported

Baseline



ctDNA at 4 weeks



Variant allele freq. (%)
100
10
1
0.1
0
C1D1
C2D1
ESR1
D538G
-93%
PIK3CA
H1047R
-91%
PIK3CA
E453K
-95%
ESR1
PIK3CA

First Assessment (8 weeks)



58 y/o female, *PIK3CA* H1047R + E453K mutation, HR+ HER2- (IHC2+FISH-)
12 prior lines of therapy (chemo, endocrine, multiple HER2-directed, including Enhertu)
RLY-2608 400mg BID monotherapy, ongoing at cycle 4

*Response confirmed after data cut-off
Courtesy Varkaris, MGH

© 2023 Relay Therapeutics

Preliminary data as of 03/09/2023

25

RLY-2608 – Evidence of Anti-Tumor Activity Supports Selective Target Engagement 16 Breast Cancer Patients – Measurable Disease Only Breast Cancer Patients (RECIST Measurable Disease) N=16 SD uPR* Stable Disease Unconfirmed Partial Response* Progressive Disease PD BOR = Best Overall Response: 56% of patients (9/16) exhibited radiographic tumor reductions 81% of patients (13/16) with SD/uPR* across genotypes 11/16 patients ongoing RLY-2608 Monotherapy (N=2) RLY-2608 + Fulvestrant (N=14) Arm Ongoing (N=11) Per protocol all combo patients previously treated with endocrine therapy and CDK4/6 * *Response confirmed after data cut-off Preliminary data as of 03/09/2023

RLY-2608 – Decline of Mutant PIK3CA ctDNA PIK3CA variant allele frequency (%) 31 patients with evaluable paired C1D1-C2D1 ctDNA samples 6 patients have ≥2 PIK3CA mutations 23 patients had declines in PIK3CA ctDNA 9 patients completely cleared by C2D1 Doses Below Target Exposure RLY-2608 RLY-2608 + fulvestrant 0 Doses Above Target Exposure1 0.1 1 10 100 Patients with paired evaluable ctDNA2 Mono: 9 Combo: 10 Mono: 2 Combo: 10 Patients with paired evaluable ctDNA2 1. Doses above target exposure: 400mg BID mono, 600mg BID combo, 800mg BID combo; 2. 6 patients are represented by more than one PIK3CA mutation in the ctDNA graphs shown 0 0.1 1 10 100 Preliminary data as of 03/09/2023

RLY-2608 – Breast Cancer Disease Control Across Dose Levels 27 Breast Cancer Patients – Measurable and Non-Measurable Disease RLY-2608 Breast Cancer Patients (Measurable and Non-Measurable Disease) N=27 19/27 patients (70%) ongoing Duration on treatment: Median: 16 weeks Range: 4 – 44 weeks 21/24 RECIST evaluable patients (88%) had non-CR/non-PD, SD or response Most patients (7/8) discontinued due to progressive disease No AEs leading to treatment discontinuation 200 QD PR Assessment Non-CR/Non-PD SD PD NE RLY-2608 Monotherapy (N=4) RLY-2608 + Fulvestrant (N=23) Arm * *Response confirmed after data cut-off; ‡ = double mutation with two mutations in kinase domain ‡ Mutation Preliminary data as of 03/09/2023

RLY-2608 – Treatment-Emergent Adverse Events (TEAEs) ≥15%

RLY-2608 TEAEs Across Monotherapy and Combo Arms (N=42)



0%
20%
40%
60%
80%
100%
Nausea
31%
0%
Blood Creatinine Increased
24%
0%
Fatigue
24%
2%
Headache
24%
2%
Hypokalaemia
21%
7%
Decreased Appetite
17%
0%
Diarrhea
17%
2%
Hyperglycemia
17%
0%
All Gr
Gr3

AEs leading to alpelisib discontinuation observed with RLY-2608

(for 400mg BID mono, ≥600mg BID combo; N=17)

AE	All Gr (Gr3+)
Hyperglycemia	18% (0%)
Diarrhea	0%
Rash	12% (0%)

No Gr3+

Most AEs low grade, manageable, reversible
Grade 3 TEAEs 10/42 (24%); No Grade 4-5 AEs
Dose modifications due to AE: Interruptions 31%; Reductions 2%; Discontinuations 0%
Median Relative Dose Intensity: 98%[1]

1. Relative dose intensity is calculated as the Actual Dose Intensity/Planned Dose Intensity*100%.
Actual dose intensity is calculated as the cumulative dose (mg)/duration of study treatment exposure (day). Planned dose intensity is the assigned dose (mg)/duration of study treatment exposure (day).

© 2023 Relay Therapeutics

Preliminary data as of 03/09/2023

29

RLY-2608 – TEAEs Consistent with Mutant-Selective Inhibition 0% 0% 0% 0% 0% Nausea Blood Creatinine Increased Fatigue Headache Hypokalaemia Decreased Appetite Diarrhea Hyperglycemia RLY-2608 Single Agent (N=19) RLY-2608 + Fulvestrant (N=23) Doses Above Target Exposure1 (N=17) 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% All Gr Gr3 Note: TEAEs ≥15% across all patients 1. Doses above target exposure: 400mg BID mono, 600mg BID combo, 800mg BID combo Preliminary data as of 03/09/2023

Tolerability Profile of Non-Selective Inhibitors for Relevant Off-Target Toxicities



3 Most Common AEs Leading to Alpelisib Discontinuation
Hyperglycemia
Diarrhea
Rash[1]
0% 20% 40% 60% 80% 100%
Alpelisib (PI3K inhibitor)
Inavolisib (PI3K inhibitor)
Capivasertib (AKT inhibitor)
28% 37% 65%
40% 22% 62%
14% 2% 16%
52% 7% 60%
42% 42%
63% 9% 72%
26% 10% 36%
12% 12%
26% 12% 38%[2]
Grade 1-2
Grade 3+

Dose modifications due to AEs

Alpelisib achieves 9-13hr coverage (IC_{80}) at median dose intensity[3]

	Alpelisib	Inavolisib	Capivasertib
Interrup.	74%	41%	35%
Reduc.	64%	18%	20%
Discont.	25%	2%	13%

Capivasertib dosing schedule 4-days-on, 3-days-off

1. Grouped term: rash and rash maculo-papular; 2. Capivasertib rash includes events related to rash including: rash, rash macular, maculo papular rash, rash papular and rash pruritic; 3. Alpelisib median dose intensity 83%

Sources: alpelisib: SOLAR-1 (initial publication): Andre 2019 N Engl J Med 380:1929, inavolisib: ASCO 2022 #1052 (note: reported rates are for invavolisib-related AEs pooled across study cohorts including monotherapy and combinations with letrozole, fulvestrant, and palbociclib), capivasertib: CAPItello-291: SABCS 2022 #GS3-04

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2023 Relay Therapeutics
31

RLY-2608 – Low Rates of Hyperglycemia, Rash and Diarrhea Hyperglycemia Rash1 Diarrhea 16% RLY-2608 -
Doses above
target exposure2 (N=17) RLY-2608 -
Doses below
target exposure (N=25) 18% 28% 4% 0% Grade 3 (No Gr4-5) Grade 1-2 RLY-2608 1. Grouped term: rash and rash maculo-papular; 2. Doses above target exposure: 400mg BID mono, 600mg BID combo, 800mg BID combo Dose modifications due to AEs Below target exposure (N =25) Above target exposure2 (N =17) Interrup. Reduc. Discont. 24% 0% 4% 41% 0% 0% Low rate of dose mods allowed for median dose intensity ≥98% Preliminary data as of 03/09/2023

RLY-2608 – Potential to Achieve Greater Dose Intensity

Achieved ≥80% mutant target inhibition at multiple doses → **Doses at or above target exposure have not led to key AEs** → **Low rate of dose modifications maintained dose intensity** → **Early anti-tumor activity seen across range of doses**



pAKT Inhibition (%)
100
80
60
40
20
0
0
2000
4000
6000
8000
10000
12000
RLY-2608 Trough Concentration (ng/mL)

RLY-2608 TEAE for doses above target exposure[1]

AE	All Gr (Gr3)
Hyperglycemia	18% (0%)
Diarrhea	0%
Rash	12% (0%)

RLY-2608 dose modifications due to AEs

Low rate of dose mods allowed for median dose intensity ≥98%	Below target exposure *(N =25)*	Above target exposure[1] *(N =17)*
Interrup.	24%	41%
Reduc.	4%	0%
Discont.	0%	0%



Initial activity across range of PI3Kα mutation types

Greater dose intensity against a validated target in breast cancer suggests potential to achieve greater duration of clinical benefit in patients with any *PIK3CA* mutation

1. Doses above target exposure: 400mg BID mono, 600mg BID combo, 800mg BID combo

© 2023 Relay Therapeutics

Preliminary data as of 03/09/2023

33

RLY-2608 – Trial Design

	Part 1: Dose Escalation		Part 2: Dose Expansion
RLY-2608 Arm	*PIK3CA*mut adv solid tumors Includes mixed histologies	MTD/RP2D →	*PIK3CA*mut advanced solid tumors *(CCOC, HNSCC, Cervical, other[1], double PIK3CA mutants[2])*
RLY-2608 + Fulvestrant Arm	*PIK3CA*mut, HR+/HER2- adv / met BC Includes patients with non-measurable disease	MTD/RP2D →	*PIK3CA*mut, HR+, HER2- advanced breast cancer *(with & without prior PI3Kα inhibitor[3])*
RLY-2608 + Fulvestrant + CDK4/6 Arm[4]	*PIK3CA*mut, HR+/HER2- adv / met BC	MTD/RP2D →	*PIK3CA*mut, HR+, HER2- advanced breast cancer

1. Excludes PIK3CAmut clear cell OvCA, HNSCC, Cervical cancer, and colorectal patients; 2. Double mutation defined as one major PIK3CA mutation (E542X, E545X, H1047X) + ≥1 additional PIK3CA mutation per local assessment; 3. Patients with previous PI3Kα inhibitor include those with intolerance to PI3Kαi defined as treatment discontinuation due to treatment-related AE (e.g., hyperglycemia, rash, diarrhea, stomatitis) other than severe hypersensitivity reaction and/or life-threatening reactions, such as anaphylaxis and Stevens-Johnson syndrome; 4. RLY-2608 + fulvestrant + CDK4/6 arm expected to be added in a protocol amendment

© 2023 Relay Therapeutics
34

Relay Tx – Extensive Precision Medicine Pipeline

	Target		Program	Preclinical	Early Clinical	Late Clinical
Breast Cancer	PI3Kα Franchise	PI3Kα^{PAN}	RLY-2608			
			RLY-5836			
		PI3Kα^{SPECIFIC}	H1047R-specific			
	CDK2		RLY-2139			
	Degrader EQRx		ERα Degrader			
	Undisclosed		1 program			
Tumor Agnostic	FGFR2		RLY-4008 *Mutant + WT*	Breast Cancer		
				CCA + other		
	SHP2 Genentech A Member of the Roche Group		GDC-1971			
	Undisclosed		2 programs			
GD	Genetic diseases		2 programs			

© 2023 Relay Therapeutics

35

RLY-5836 –Trial Design

Part 1: Dose Escalation			Part 2: Dose Expansion
RLY-5836 Arm	*PIK3CA*mut advanced solid tumors	MTD/RP2D →	*PIK3CAmut* advanced solid tumor (n=~15)
RLY-5836 + Fulvestrant Arm[1]	*PIK3CA*mut, HR+/HER2- advanced breast cancer	MTD/RP2D →	*PIK3CA*mut, HR+, HER2- advanced breast cancer, with no prior PI3Kα inhibitor (n=~15)
RLY-5836 + Fulvestrant + CDK4/6 Arms[2]	*PIK3CA*mut, HR+/HER2- advanced BC, 1 prior CDK4/6	MTD/RP2D →	*PIK3CA*mut, HR+, HER2- advanced breast cancer[3] (n=~15 for each arm, ~45 total)

RLY-5836 clinical start in Apr 2023

- **BOIN design with molecular enrichment**
- **PIK3CA mutation status per local assessment**
- **RLY-5836 PO BID or QD**

1. RLY-5836 + Fulvestrant combination arm may start after one dose level higher of RLY-5836 single agent is cleared and determined tolerable
2. RLY-5836 + CDK4/6i + ET combination arms may start after one dose level higher of RLY-5836 + Fulvestrant combination is cleared and determined tolerable. Three separate CDK4/6 arms, one for each of the following CDK4/6 agents: pablociclib, abemaciclib, ribociclib
3. One or more of the RLY-5836 + CDK4/6i + Fulvestrant arms may open at Sponsor discretion and SRC agreement

© 2023 Relay Therapeutics

36

Breast Cancer Franchise Continues to Progress

RLY-2608 Evolution of Data

Initial Data Supporting Selective Targeting of Mutant PI3Kα → **Goal for Expansion Cohorts**

Focus of today's disclosure

Initial Clinical Proof of Mechanism

- Selective target inhibition over IC_{80}
- Favorable safety profile at therapeutically active doses
- Initial anti-tumor activity observed across range of doses

→ Potential for greater dose intensity →

- Interpretable Efficacy (CBR, ORR)
- Longer-Term Tolerability

Relay Tx Breast Cancer Portfolio

- PI3Kα Franchise
  - RLY-2608
  - RLY-5836
  - H1047R-specific
- RLY-2139 (CDK2)
- ERα Degrader
- *Other Undisclosed Programs*

RLY-5836 clinical start in Apr 2023

Next milestones: RLY-2608 expansion cohorts to be initiated in 2H 2023 and additional PI3Kα franchise clinical data in 2024

© 2023 Relay Therapeutics

Preliminary data as of 03/09/2023

37

Relay Tx – Continued Dynamo™ Platform Validation

Modality	Compound	Pre-Clinical POC[1]	DC Selection[2]	First Patient Dosed	Early Clinical Validation	Pivotal Initiation[3]	Approval[3]
Inhibitor	RLY-4008 (Selective FGFR2)	✓	✓	✓	✓	✓	
Inhibitor	RLY-2608 ($PI3K\alpha^{PAN}$)	✓	✓	✓	✓		
Inhibitor	GDC-1971 (SHP2)	✓	✓	✓	Genentech A Member of the Roche Group		
Inhibitor	RLY-5836 ($PI3K\alpha^{PAN}$)	✓	✓	✓			
Inhibitor	RLY-2139 (CDK2)	✓	✓				
Degrader	ERα Degrader EQRx	✓					
Inhibitor, Degrader, Chaperone, etc.	Multiple	✓					

1. POC - proof-of-concept. 2. DC - development candidate. 3. Subject to alignment with regulatory authorities

© 2023 Relay Therapeutics

38

Relay Tx – Capital, Team & Execution Focus to Deliver on Key Milestones

Breast Cancer Franchise



PI3Kα^{PAN}

- ✓ Initial RLY-2608 data in 1H 2023
- ✓ RLY-5836 clinical start in 2Q 2023
- RLY-2608 expansion cohorts initiated in 2H 2023
- Additional data update in 2024



RLY-2139 (Selective CDK2)

Clinical start in early 2024



ERα Degrader

Development candidate nomination in 2023

Tumor Agnostic



RLY-4008 (Selective FGFR2)

Full dose escalation data in 1H 2023

Non-CCA expansion cohorts data in 2H 2023

Pivotal cohort full enrollment in 2H 2023



GDC-1971 (SHP2)

Ongoing combo trials; Genentech controls data disclosures

Undisclosed

To be announced

5+ undisclosed programs in preclinical development and additional early-stage efforts across platform

~$1B

Cash, cash equivalents and investments as of the end of 4Q 2022

Current cash, cash equivalents and investments are expected to be sufficient to fund current operating plan into 2025

© 2023 Relay Therapeutics

39

Tolerability Profile of Non-Selective Inhibitors


0% 20% 40% 60% 80% 100%
Hyperglycemia
Alpelisib 28% 37% 65%
Inavolisib 40% 22% 62%
Capivasertib 14% 2% 16%
Placebo + fulv 8% 9%
1%
Rash*
Alpelisib 26% 10% 36%
Inavolisib 12% 0% 12%
Capivasertib 26% 12% 38%
Placebo + fulv 7%
GI Toxicity
Diarrhea
7%
Alpelisib 52% 60%
Inavolisib 42% 42%
Capivasertib 63% 9% 72%
Placebo + fulv 16% 16%
Nausea
Alpelisib 44% 3% 47%
Inavolisib 28% 3% 32%
Capivasertib 34% 1% 35%
Placebo + fulv 22% 23%
Vomiting
Alpelisib 28% 1% 29%
Inavolisib NR
Capivasertib 19% 2% 21%
Placebo + fulv 10%
10%
Appetite Loss
Alpelisib 36% 1% 36%
Inavolisib 17% 17%
Capivasertib 16% 17%
Placebo + fulv 10%
Mucosal Inflammation
2%
Alpelisib 14% 16%
Inavolisib 10%
Capivasertib NR
Placebo + fulv 2%
0% 20% 40% 60% 80% 100%
Stomatitis
Alpelisib 23% 2% 25%
Inavolisib 25%
Capivasertib 13% 2% 15%
Placebo + fulv 7%
Headache
Alpelisib 16% 1% 17%
Inavolisib NR
Capivasertib 17%
Placebo + fulv 13%
Anemia
Alpelisib NR
Inavolisib NR
Capivasertib 8% 10%
Placebo + fulv NR
Asthenia
Alpelisib 20% 2% 23%
Inavolisib 13% 13%
Capivasertib 12% 1% 13%
Placebo + fulv 14%
Dysgeusia
Alpelisib 17%
Inavolisib 17%
Capivasertib NR
Placebo + fulv 3%
Alopecia
Alpelisib 20% 20%
Inavolisib 10%
Capivasertib NR
Placebo + fulv 2%
Fatigue
4%
Alpelisib 22% 25%
Inavolisib 13%
Capivasertib 20% 1% 21%
Placebo + fulv 17% 1% 18%
0% 20% 40% 60% 80% 100%
Urinary Tract Infection
Alpelisib 10%
Inavolisib NR
Capivasertib 9% 10%
Placebo + fulv 6%
5%
Pruritus
Alpelisib 14% 15%
Inavolisib NR
Capivasertib NR
Placebo + fulv 3%
Blood Creatinine Increased
3%
Alpelisib 64% 67%
Inavolisib NR
Capivasertib NR 1%
Placebo + fulv 25% 26%
Hypokalaemia
6%
Alpelisib 8% 14%
Inavolisib NR
Capivasertib NR
Placebo + fulv 4%
Weight Loss
5%
Alpelisib 23% 28%
Inavolisib NR
Capivasertib NR
Placebo + fulv 2%
Grade 1-2
Grade 3+

Sources: 1. SOLAR-1 (long-term follow up): Andre 2021 Ann Oncol 32:208, 2. SOLAR-1 (initial publication): Andre 2019 N Engl J Med 380:1929, 3. Alpelsib FDA Label 4. Inavolisib first-in-human study: SABCS 2021 #P5-17-05, 5. CAPItello-291: SABCS 2022 #GS3-04; Placebo + fulv data from SOLAR-1 placebo + fulvestrant group; *Grouped term: rash and rash maculo-papular; ^Gr 3 AE rate for rash + rash maculo-popular not reported, although 6.2% Gr 3 AEs for rash maculo-papular, so assume at 6% Gr 3 for pooled terms

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2023 Relay Therapeutics

41

RLY-2608 – Summary of Preliminary AEs Below Above Below Above Below Above Above Below 4% 0% Above Above Below 24% Above 24% Below Below 4% 18% 16% 0% 12% 28% 41% 0% 16% 12% 0% Grade 3+ Grade 1-2 Mucosal Inflammation Appetite Loss Vomiting Nausea Diarrhea GI Toxicity Rash Hyperglycemia Asthenia Anemia Headache Stomatitis Dysgeusia Fatigue Alopecia Pruritus Urinary Tract Infection Hypokalaemia Blood Creatinine Increased Weight Loss Below 4% 16% 29% Above Below Above Below Below Above Above Above Below Above Below Above Below 0% 4% 20% 6% 0% 0% 12% 4% 6% 8% 24% 24% Above Above Below Below Below Above Above Below Above 41% Below 12% 12% 0% 0% 12% 18% 24% 6% 8% Preliminary data as of 03/09/2023 1. Doses above target exposure: 400mg BID mono, 600mg BID combo, 800mg BID combo; 2. Grouped term: rash and rash maculo-papular Above/Below = Coverage Compared to Target Exposure1